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                                CREDIT AGREEMENT
                                ----------------

                  THIS CREDIT AGREEMENT (this "Agreement"), dated as of May 8, 1997 is entered into between BANK OF AMERICA ILLINOIS, an Illinois state member bank (together with its successors and assigns the "Bank") and AUDIO BOOK CLUB, INC., a Florida corporation ("Borrower").

                  SECTION 1         CERTAIN DEFINITIONS.

                  SECTION 1.1 Certain Definitions. When used herein, the following terms shall have the following meanings (such meanings to be applicable to both the singular and plural forms of the terms defined):

                  "Agreement" - means this Agreement as it may be amended, supplemented or modified from time to time.

                  "Bank" - means Bank of America Illinois

                  "Bank Parties" - see Section 9.3.

                  "Banking Day" means any day on which the Bank is open for commercial banking business in Chicago, Illinois.

                  "Borrower" - means Audio Book Club, Inc.

                  "Collateral" means all property and/or sights on or in which a lien or security interest is granted to the Bank pursuant to this Agreement or any of the Collateral Documents or any other instruments or documents provided for herein or therein or delivered or to be delivered hereunder or thereunder or in connection herewith or therewith.

                  "Collateral Documents" means the Stock Pledge Agreement and any other documents or instruments as may be required or desirable to perfect the Bank's lien on or a security interest in Collateral or pursuant to which a lien or security interest is granted to the Bank as security for any of the Liabilities as the same may be amended, modified or supplemented from time to time.

                  "Commitment" - see Section 2.1.

                  "Commitment Amount" means $6,000,000.00.

                  "Contingent Liabilities" means any agreement, undertaking or arrangement by which Borrower guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any indebtedness, obligation or other

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         liability of any other Person (other than by endorsements or instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person.

                  "Debt" of the Borrower means, without duplication, (a) all indebtedness of the Borrower for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all leases required to be capitalized under generally accepted accounting principals, (c) all obligations of the Borrower to pay the deferred purchase price of property or services (other than prepaid interest and trade accounts payable, of maturity not greater than 90 days, in the ordinary course of business); (d) all indebtedness secured by a Lien on the property of the Borrower whether or not such indebtedness shall have been assumed by the Borrower; (e) all contingent liabilities of the Borrower.

                  "Dollars" and the sign "$" means lawful money of the United States of America.

                  "Effective Date" means May 9, 1997.

                  "Event of Default" - see Section 8.1.

                  "Indemnified Liabilities" - see Section 9.3.

                  "Liabilities" mean (i) all obligations to the Bank and its successors and assigns of the Borrower under or in connection with this Agreement, the Note and the other Loan Documents, and (ii) all other obligations of the Borrower to the Bank and its successors and assigns, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due, and whether or not arising out of or in connection with this Agreement, the Note or the other Loan Documents.

                  "Liens" means, when used with respect to any Person, any interest granted by such Person in any real or personal property, asset or the right owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

                  "Loan Documents" means this Agreement, the Note, the Collateral Documents and any other documents executed pursuant to or in connection with the foregoing.


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                  "Material Adverse Change" means any change, event, action, condition or effect which could, either individually or in the aggregate:

                  (1) materially and adversely affect the assets, financial condition or prospects of the Borrower;

                  (2) materially and adversely impair the ability of the Borrower to perform any of his obligations in connection with the Loan;

                  (3) materially and adversely affect the existence, perfection or priority of the Bank's Liens on the Collateral; or

                  (4) impairs the validity or enforceability of any document evidencing or securing the repayment of the Loan.

                  "Person" means any natural person, corporation, partnership, trust, association, governmental authority, or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

                  "Reference Rate" means at any time the rate per annum then most recently announced by the Bank as its reference rate at Chicago, Illinois (or if such rate is not being quoted, the rate which is the successor to such rate, and if no successor is being quoted, the rate conceptually equivalent to such rate which the Bank is quoting).

                  "Termination Date" means May 7, 1998 unless terminated earlier as provided in this Agreement.

                  "To the best of Knowledge" means knowledge based on a reasonable investigation.

                  "Unmatured Event of Default" means any event which if it continues uncured will, with lapse of time or notice or both, constitute an Event of Default.

                  SECTION 2 COMMITMENT OF THE BANK.

                  SECTION 2.1 Commitment. On and subject to the terms and conditions of this Agreement, the Bank agrees to make a loan to the Borrower on a non-revolving basis ("Loan") in the principal amount of $6,000,000.00 the foregoing commitment of the Bank to make the Loan is herein called the "Commitment".

                  SECTION 2.2 Loan Request. The Borrower shall give the Bank notice of the proposed borrowing by 11:00 am., Chicago time, at least one Banking Day prior to the proposed date of such borrowing. Subject to receipt by the Bank of the documents required under Section 7 with respect to such borrowing and the

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satisfaction of all other conditions precedent to such borrowing, on the requested funding date, the Bank shall, as authorized by the Borrower, pay over such funds by wire transfer on the Borrower's behalf to the Borrower's account to be designated by the Borrower in accordance with the Bank's wire transfer procedures.

                  SECTION 2.3 Conditions. Notwithstanding any other provision of this Agreement, the Bank shall not have any obligation to make any Loan hereunder (a) if the conditions to the making of such Loan specified in Section 7 hereof have not been satisfied or (b) an Event of Default or Unmatured Event of Default exists or would result therefrom.

                  SECTION 2.4 Fee. The Borrower agrees to pay to the Bank a facility fee of $10,000.00. Bank acknowledges the receipt of the $10,000.00 fee.

                  SECTION 2.5 Note. The Loan shall be evidenced by a promissory note (as amended, supplemented, replaced or otherwise modified from time to time, the "Note"), substantially in the form of Exhibit A, with appropriate insertions, payable to the order of the Bank on or before the Termination Date in an amount equal to the Commitment Amount (or, if less, in the aggregate unpaid principal amount of the Loan).

                  SECTION 3 REPAYMENTS; PAYMENTS.

                  SECTION 3.1 Prepayments. The Borrower may from time to time prepay, without payment of any penalty or premium, the Loan in whole or in part; provided that the Borrower shall give the Bank not less than one Banking Day's prior written notice of such prepayment.

                  SECTION 3.2 Making of Payments. All payments of principal of, or interest on, the Loan and all payments other amounts payable hereunder shall be made by the Borrower to the Bank in immediately available funds at its office in Chicago not later than 1:00, Chicago time, on the date due; any funds received after that hour shall be deemed to have been received by the Bank on the immediately succeeding Banking Day.

                  SECTION 3.3 Due Date Extension. If any payment hereunder falls due on a day which is not a Banking Day, then such due date shall be extended to the immediately succeeding Banking Day.

                  SECTION 3.4 Setoff. The Borrower agrees that the Bank and each other holder of a Note has all rights of set-off and bankers' lien provided by applicable law, and in addition thereto, the Borrower agrees that at any time Event of Default exists, the Bank and each such holder may apply to the payment of such payment or other amount any and all balances, credits,

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deposits, accounts or moneys of the Borrower then or thereafter with the Bank or such holder.

                  SECTION 4 INTEREST.

                  SECTION 4.1 Interest Rates. Interest on the unpaid principal amount of the Loan for the period commencing on the date of the funding of such Loan until such Loan is paid in full shall be payable at a rate per annum equal to the sum of the Reference Rate from time to time in effect minus one-half of one percent (1/2%); provided that during the existence of any Event of Default, the unpaid principal amount of such Loan shall bear interest at a rate per annum equal to (i) the Reference Rate from time to-time in effect (but not less than the Reference Rate as in effect at such due date) plus (ii) 2-1/2% per annum. Borrower agrees to maintain with Bank at all times an interest reserve in the principal amount of $100,000.00.

                  SECTION 4.2 Interest Payment Dates. Accrued interest on each Loan shall be payable on the last day of each Business Day of each month and at maturity, commencing June 30, 1997. After maturity, accrued interest on the Loan shall be payable on demand.

                  SECTION 4.3 Computation of Interest. Interest on the Loan shall be computed for the actual number of days elapsed on the basis of an assumed year of 360 days. The interest rate applicable to the Loan shall change simultaneously with each change in the Reference Rate.

                  SECTION 5 WARRANTIES.

                  To induce the Bank to enter into this Agreement and to make the Loan the Borrower warrants to the Bank that:

                  SECTION 5.1 Authority, etc. The Borrower is a corporation duly formed, validity existing and current under the laws of the State of Florida. The execution and delivery by the Borrower of this Agreement, the Note, and each other Loan Document to which it is a party and its performance thereunder have received all necessary approvals and other consents (if and shall be required), and do not and will not (a) contravene or conflict with (i) the Articles of Incorporation and Bylaws of Borrower or (ii) to the best of its knowledge, any provision of law or any order, decree or judgment of any court or other governmental agency which is binding on the Borrower or any of his properties;
(b) contravene, conflict with or result in a breach of any agreement, indenture, instrument or other document to which he Borrower is a party or by which any of his properties may be bound; or (c) result in, or require, the creation or imposition of any Lien on any property of the Borrower (other than Liens arising under the Loan Documents). The Borrower is not aware of any matters which would cause the Loan Documents not to

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create legal, valid, and binding obligations of the Borrower enforceable in accordance with their respective terms.

                  SECTION 5.2 Financial Information. The draft of the audited financial statement for the Borrower prepared by Peat Marwick LLP for the year ending December 31, 1996, a copy of which has been delivered to the Bank, has been prepared on a reasonable basis, consistently applied, and presents fairly the financial condition of the Borrower and since the date of such financial statement, no Material Adverse Change has occurred in the Borrower's financial condition or its ability to perform its obligations under the Loan Documents.

                  SECTION 5.3 Litigation and Contingent Obligations. No claims, litigation, (including, without limitation, derivative actions), arbitration, governmental investigation or proceeding or inquiry is pending or, to the best of the Borrower's knowledge, threatened against the Borrower which would, if adversely determined, cause a Material Adverse Change in the financial condition of the Borrower or its ability to perform its obligation under the Loan Documents, and there is no reasonable basis known to the Borrower for any of the foregoing. Except as disclosed on Schedule II, the Borrower has no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 5.2.

                  SECTION 5.4 Ownership of Properties: Liens. The Borrower owns good and marketable title to, or a valid leasehold interest in, all of its material properties, real and personal, tangible and intangible, of any and every nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges and claims except for Liens permitted under Section 6.5.

                  SECTION 5.5 Absence of Default. The Borrower is not in material default under any contract or contracts to which he is a party or by which he is bound.

                  SECTION 5.6 Regulations G. T. U and X. None of the Borrower, any affiliate of the Borrower or any Person acting on its behalf has taken or will take action to cause the execution, delivery or performance of this Agreement or the other Loan Documents, the making or existence of the Loans or the use of proceeds of the Loan to violate Regulations G, T, U and X of the Board of Governors of the Federal Reserve System. None of the proceeds of the Loan shall be directly or indirectly used for the purpose of "purchasing" or "carrying" any "margin stock" (as each of the quoted terms is defined or used in Regulations G, T, U or X of the Board of Governors of the Federal Reserve System as in effect from time to time) or for any purpose which violates or, which would be inconsistent with, the provisions of Regulations G, T, U or X.


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                  SECTION 5.7 Taxes. The Borrower has filed all tax returns that are required to be filed by it and has paid all taxes and governmental charges thereby shown to be owing (other than those that are not yet delinquent), the failure to pay of which is likely to cause a Material Adverse Change, in the reasonable determination of the Bank, on the financial condition of the Borrower or the ability of the Borrower to perform its obligations under the Loan Documents. There is no ongoing audit or, to the Borrower's knowledge, other governmental investigation of the tax liability of the Borrower and there is no unresolved claim by a taxing authority concerning the Borrower's tax liability, for any period for which returns have been filed or were due.

                  SECTION 6 COVENANTS.

                  Until all obligations of the Borrower hereunder and under the other Loan Documents are paid in full, the Borrower agrees that, unless at any time the Bank otherwise expressly consents in writing, it will:

                  SECTION 6.1 Reports. Certificates and Other Information. Furnish to the Bank.

                   6.1.1 Financial Information. Promptly when available, and in any event within 120 days after the end of each calendar year, a copy of the unaudited statement of financial conditions of the Borrower, certified by the Borrower and containing at least a balance sheet, income statement and cash flow statement for the previous calendar year, prepared on a reasonable basis consistently applied, and promptly when available, and in any event within 30 days after filing, federal and state income tax returns of the Borrower.

                  6.1.2 Notice of Default, Litigation and Disputes. Immediately upon becoming aware of any of the following, written notice describing the same and the steps being taken by the Borrower with respect thereto: (a) the occurrence of an Event of Default or an Unmatured Event of Default; (b) any litigation, arbitration or governmental investigation or proceeding involving amounts in excess of $100,000.00 not previously disclosed by the Borrower to the Bank which has been instituted or, to the knowledge of the Borrower, is threatened against the Borrower or to which any of its properties is subject, which has caused, or could cause, a Material Adverse Change in the financial condition of the Borrower or of the ability of the Borrower to perform its obligations under the Loan Documents; (c) any material adverse development which occurs in any litigation, arbitration or governmental proceeding previously disclosed to the Bank; (d) the occurrence of any other event or circumstance which has had or is reasonably likely to cause a Material Adverse Change in the financial condition of the Borrower or of the ability of the Borrower to perform its obligations under the Loan Documents; and

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(e) any substantial dispute between Borrower and any governmental authority.

                           6.1.3  Other Information. From time to time such
other information concerning the Borrower as the Bank may reasonably request.

                  SECTION 6.2 Books Records and Inspections. Keep its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements on a consistent basis which fairly and accurately reflects the financial condition of the Borrower; permit on reasonable notice and at reasonable times (or at any time during the existence of an Event of Default or an Unmatured Event of Default) the Bank or any representative thereof to visit the Borrower to discuss financial matters with the Borrower and its independent auditors (and the Borrower hereby authorizes such independent auditors to discuss such financial matters with the Bank or representative thereof and the Bank agrees that the Borrower shall have the right to be present at such meeting), and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other records. The Borrower agrees to pay the fees of its auditors incurred in connection with any reasonable exercise of the rights cf the Bank pursuant to this Section 6.2.

                  SECTION 6.3 Compliance with Laws: Payment of Taxes. (a) Comply in all material respects with all applicable laws, rules, regulations and orders; and (b) pay, prior to delinquency, all taxes and other governmental charges against it or any of its property, as well as claims of any kind, the failure to pay of which is likely to cause a Material Adverse Change, in the reasonable determination of the Bank, in the financial condition of the Borrower or the ability of the Borrower to perform its obligations under the Loan Documents; provided that the foregoing shall not require the Borrower to pay any such tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto.

                  SECTION 6.4 Limitations on Debt. Not create, incur, assume or allow any security interest or lien on any of its property other than in the ordinary course of business. The Borrower's indebtedness to its majority shareholder shall be reduced to at least $7,000,000.00 upon the funding of the Loan.

                  SECTION 6.5 Liens. Not create or permit to exist any Lien on any of its personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except (a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves; (b) Liens in

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the ordinary course of business; and (c) Liens in favor of the Bank.

                  SECTION 6.6 Security Interest. Promptly from time to time, execute and deliver such documents and take such other actions as may be necessary, or as the Bank may reasonably request, to cause all Collateral granted under the Collateral Documents to be subject to a perfected, first-priority Lien in favor of the Bank.

                  SECTION 6.7 Further Assurances. Execute and deliver, or cause to be executed and delivered, to the Bank in due form for filing or recording (and pay the cost of filing or recording the same in all public offices deemed necessary or advisable by the Bank) such security agreements, pledge agreements, consents, waivers, financing statements, stock or bond powers, and other documents, and do such other acts and things, all as may from time to time be necessary or desirable to establish and maintain, to the satisfaction of the Bank, a valid perfected first Lien on all Collateral now or hereafter existing or acquired (free of all other Liens whatsoever).

                  SECTION 6.8 Securities Laws. Not, and not permit anyone acting on its behalf, to directly or indirectly offer any interest in the Note or any other Liability for sale to, or solicit any other to acquire any such interest from, or sell any such interest to any Person that would subject the issuance or sale of the Note or any other Liability to registration under the Securities Act of 1933, as amended.

                  SECTION 6.9 Transfer to Trust. Not transfer any of its assets to a trust without the prior written consent of the Bank which consent may be given, conditioned or withheld.

                  SECTION 6.10 Maintenance of Business. Not discontinue its business as presently constituted or be merged into any other corporation or lease or dispose of all, or any substantially part of, its business or assets.

                  SECTION 7 CONDITIONS.

                  SECTION 7.1 Loan. The obligation of the Bank to make the Loan is subject to the following conditions precedent or concurrent the Bank shall have received all of the following, each duly executed and dated the date hereof (or such earlier date as shall be satisfactory to the Bank), in form and substance satisfactory to the Bank:

                           (a) Agreements. This Agreement, the Note, the Pledge
                  Agreement, the Unlimited Continuing Guaranty, and each of the other Loan Documents.


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                           (b) Financial Statements. The financial statements
                  referred to in Section 5.2.

                           (c) Other. Such other documents as the Bank may
                  reasonably request.

                  SECTION 8 EVENTS OF DEFAULT AND THEIR EFFECT.

                  SECTION 8.1 Events of Default. Each of the following shall constitute an "Event of Default" under this Agreement:

                           8.1.1 Non-Payment of Loan. Default in the payment
when due of any principal or interest on the Loan or default, and continuance thereof for 3 business days in the payment when due, of any interest on the Loan or default, and continuance thereof for 5 business days after Borrower receives notice of any other amounts payable by the Borrower hereunder or under any other Loan Document.

                           8.1.2  Non-Payment of other Debt.  Any default
shall occur under any Debt of the Borrower not otherwise referred to in Section
8.1.1 and such default shall (a) consist of the failure to pay such Debt when due (subject to any applicable grace period), whether by acceleration or otherwise; or (b) accelerate the maturity of such Debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable prior to its expressed maturity.

                           8.1.3  Bankruptcy. Insolvency. etc.  (a)(b)(i) The
Borrower becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; (ii) the Borrower applies for, consents to, or acquiesces in the appointment of, a trustee, receiver or other custodian or similar person for the Borrower, or any property thereof, or makes a general assignment for the benefit of creditors; or (iii) in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian or similar person is appointed for the Borrower, or for substantial part of its property and is not discharged within 60 days; or (iv) any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is commenced in respect of the Borrower if such case or proceeding is not commenced by the Borrower or is not controverted within 10 days of filing or remains for 60 days undismissed; or (v) the Borrower takes any action to authorize, or in furtherance of, any of the foregoing.

                           8.1.4  Non-compliance With Other Provisions.
Failure by the Borrower to comply with or perform any of its nonmonetary covenants or agreements herein set forth; provided that the Borrower shall have a period of 30 days following notice

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thereof to the Borrower from the Bank to cure any such noncompliance.

                           8.1.5 Warranties and Representations. Any warranty or
representation made by or on behalf of the Borrower herein or in any of the other Loan Documents or otherwise in connection herewith or therewith is inaccurate or incorrect or is breached or false or misleading in any material respect as of the date such warranty or representation is made; or any schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of the Borrower to the Bank is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified, excluding budgets or financial projections.

                           8.1.6 Loan Documents. At any time after the initial
funding of the Loan, any of the Loan Documents (or Liens granted thereunder) shall fail to remain in full force and effect; or any action shall be taken to discontinue any of the Joan Documents (or Liens granted thereunder) or to contest the validity binding nature or enforceability of any thereof.

                           8.1.7 Litigation. There shall be entered against the
Borrower one or more judgments, awards or decrees, or orders of attachment, garnishment or any other writ, which exceed $100,000 at any time outstanding, remaining unpaid for more than 30 days, excluding judgments or decrees (i) for which there is full insurance and with respect to which the insurer has assumed responsibility in writing; (ii) for which there is full indemnification (upon terms and by creditworthy indemnitor which are satisfactory to the Bank); or
(iii) which have been in force for less than the applicable period for filing an appeal so long as execution is not levied thereunder (or in respect of which the Borrower shall at the time in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution or appropriate appeal bond shall have been obtained pending such appeal or review).

                           8.1.8 Dissolutions. The dissolution of the Borrower.

                           8.1.9 Cross Default. The Borrower shall be in default
under any agreement involving an indebtedness of over $500,000.00 in the aggregate.

                           8.1.10 Lien Priority. Bank fails to have an
enforceable lien on all of the issued and outstanding shares of stock of the Borrower given as security for the repayment of the Loan.

                  SECTION 8.2 Effect of Event of Default. If any Event of Default described in Section 8.1.3 shall occur, the Note and all other Liabilities shall become immediately due and payable,

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with prior written notice to the Borrower; and, in the case of any other Event of Default, the Bank may declare the Note and all other Liabilities to be due and payable, whereupon the Note and all other Liabilities shall become immediately due and payable, all without presentment, demand, protest of any kind, and with prior written notice to the Borrower. Notwithstanding the foregoing, the effect of any Event of Default described in Section 8 may be waived by the Bank in writing.

                  SECTION 9 GENERAL.

                  SECTION 9.1 Waiver; Amendments. No delay on the part of the Bank or any holder of the Note or other liability in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the other Loan Documents shall in any event be effective unless the same shall be in writing and signed and delivered by the Bank to Borrower and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 9.2 Notices. Notices shall be sent by facsimile or by overnight delivery services or courier. Notices forwarded by overnight delivery services or courier shall be deemed to have been given when received or accepted, and:

                           (i) if to the Borrower, addressed to the Borrower at 2295 Corporate Boulevard, #222, Boca Raton, Florida 33431, Attn: Chairman

                           (ii) if to the Bank, addressed to the Bank at 231
                  South LaSalle Street, Chicago, Illinois 60692, Attn:
                  Private Banking Group.

in the case of either party, at such other address as such party may, by written notice received by the other party to this Agreement, have designated as its address for notices. Notices given by facsimile communication shall be deemed to have been given when sent and confirmed provided such notice is received prior to 5:00 p.m. (Miami time), on any Business Day and, if received after 5:00 p.m., said notice shall be deemed effective the next succeeding Business Day.

                  SECTION 9.3 Indemnification. (a) In consideration of the Bank's execution and delivery of this Agreement and the Bank's making of the Loan, the Borrower hereby agrees to indemnify, exonerate and hold the Bank and each of its officers, directors, employees, and agents (herein collectively called for purposes of this Section 9.3, "Bank Parties" and individually

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called, "Bank Party") free and harmless from and against any and all claims, demands, actions, causes of action, suits, losses, costs (including, without limitation, all documentary, recording, filing, mortgage or other stamp taxes or duties), charges, liabilities and damages, and expenses in connection therewith (irrespective of whether the Bank Party is a party to the action for which indemnification hereunder is sought), and including, without limitation, reasonable attorneys' fees and disbursements (called in this clause (a) the "Indemnified Liabilities"), incurred by the Bank Parties or any of them as a result of, or arising out of, or relating to (i) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the Loan or involving the Loan, or (ii) the execution, delivery, performance or enforcement of this Agreement, or the other Loan Documents and any instrument, documents or agreement executed pursuant hereto or thereto by any of the Bank Parties, except for any such Indemnified Liabilities as shall have been finally determined by a court of competent jurisdiction to have arisen on account of the relevant Bank Party's gross negligence or willful misconduct and, to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                  SECTION 9.4 Submission to Jurisdiction. The Bank may enforce any claim arising out of this Agreement, the Note or the other Loan Documents in any state or Federal court having subject matter jurisdiction and located in Chicago, Illinois. For the purpose of any action or proceeding instituted with respect to any such claim, the Borrower hereby irrevocably submits to the jurisdiction of such courts. The Borrower further irrevocably consents to the service of process out of said courts by mailing a copy thereof, by registered mail, postage prepaid, to the Borrower and agrees that such service, to the fullest extent permitted by law, (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall be taken and held to be valid personal service upon and personal delivery to it. Nothing herein contained shall affect the right of the Bank to serve process in any other manner permitted by law or preclude the Bank from bringing an action or proceeding in respect hereof in any other county, state or place having jurisdiction over such action. The Borrower hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court located in Chicago, Illinois and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum.

                  SECTION 9.5 Governing Law. THIS AGREEMENT AND THE NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF ThE STATE OF ILLINOIS WITHOUT REGARD TO CONFLICT OF LAWS

PRINCIPLES. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of the Borrower and rights of the Bank and any other holder of the Note or liability expressed herein or in the other Loan Documents shall be in addition to and not in limitation of those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities.

                  SECTION 9.6 Sale of Note; Participation. Upon prior written consent of the Borrower, which shall not be unreasonably withheld or delayed, the Bank may assign to one or more banks or other persons all or any part of, or may grant participation to one or more banks or other persons in or to, the Loan or the Note and to the extent of any such assignment or participation (unless otherwise stated therein) the assignee or participant of such assignment or participation shall have the same rights and benefits hereunder and thereunder as it would have if it were the Bank hereunder.

                  SECTION 9.7 JURY TRIAL. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE NOTE, OR ANY OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  SECTION 9.8 Successors and Assigns. This Agreement shall be binding upon the Borrower, the Bank and their respective, legal representatives, successors and assigns, and shall inure to the benefit of the Borrower, the Bank and their respective, legal representatives, successors and assigns; provided, however, that the Borrower shall have no right to assign its rights or delegate its duties under this Agreement. This Agreement and the related documents contain the entire agreement of the parties hereto with respect to the matters covered hereby. The use of one gender shall include all other genders and the singular shall include the plural and vice versa as the context may require.

                  SECTION 9.9 Costs Expenses and Taxes. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Bank (including the fees and out-of-pocket expenses of counsel for the bank and of local counsel, if any, who may be retained by said counsel not to exceed in total

$10,000.00), in connection with the preparation, execution, delivery and administration of this Agreement, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith, and all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Bank in connection with the enforcement of this Agreement and the other Loan Documents. In addition, the Borrower agrees to pay, and to save the Bank harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution and delivery of this Agreement, the borrowings hereunder, the issuance of the Note or the execution and delivery of any other Loan Documents or other documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

                  SECTION 9.10 Counterparts. The Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

                  SECTION 9.11 Non-Survival. Anything in this Agreement or any of the other Loan Documents to the contrary notwithstanding, this Agreement and the other Loan Documents shall automatically terminate and be of no further force or effect upon the receipt by the Bank of all principal, interest or other monies, if any, due the Bank under the Promissory Note Stated Rate. Upon such payment in full, the Bank shall return all of the shares of the Borrower pledged to the Bank as noted in Section 9.12, below.

                  SECTION 9.12 Pledge. Howard Evan Herrick, Trustee of the N. Herrick Irrevocable ABC Trust, agrees to pledge to the Bank as security for the direct or indirect repayment of all principal, interest and other monies, if any, due the Bank under the Promissory Note - Stated Rate 140 shares of common stock of the Borrower owned by the Trustee.

                  SECTION 9.13 Reincorporation. Anything in any of the Loan Documents to the contrary notwithstanding, the Bank hereby consents to the Borrower's reincorporating in Delaware as a Delaware corporation and that any such reincorporation will not represent an Event of Default under any of the Loan Documents.

                  Dated as of the day and year first above written.


                                                 BORROWER:

                                                 AUDIO BOOK CLUB, INC.


                                                 By:___________________________
                                                          Chairman


                                                 BANK:

                                                 BANK OF AMERICA ILLINOIS


                                                 By:___________________________
                                                          Vice President

                                 FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT


                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated this 2nd day of August, 1997 by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank") successor by merger to Bank of America Illinois; and AUDIO BOOK CLUB, INC., a Florida corporation ("Borrower").


                             Preliminary Statements

                  A. The Bank and the Borrower entered into that certain Credit Agreement, dated as of May 8, 1997 ("Credit Agreement") by which the Bank subject to the terms thereof agreed to make a term loan of $6,000,000.00 to the Borrower ("Loan").

                  B. Pursuant to the terms of the Credit Agreement, Borrower signed and delivered to the Bank that certain Promissory Note - Stated Rates, dated as of May 8, l997 in the original principal amount of $6,000,000.00 ("Note").

                  C. As a condition precedent to the effectiveness of the Credit Agreement HOWARD EVAN HERRICK TRUSTEE OF THE N. NORTON IRREVOCABLE ABC TRUST ("Pledgor") signed and delivered to the Bank that certain Pledge Agreement, dated as of May 8, 1997 by which the Pledgor pledged to the Bank 140 shares of stock in the Borrower as security for the repayment of the Loan and performance of the Borrower's other obligations to the Bank under the terms of the Credit Agreement.

                  D. The number of shares of the Borrower pledged to the Bank was, with the Bank's prior consent, reduced from 140 to 130 by letter agreement, dated July 25, 1997.

                  E. The Borrower has requested the Bank to make the Borrower an additional loan of $2,250,000.00 ("Second Loan") to be subject to the terms of the Credit Agreement.

                  F. The Bank is agreeable to making the Second Loan but only upon the terms and conditions set forth in this Amendment.

                  IN CONSIDERATION OF THE Preliminary Statements and the following material covenants, the parties agree as follows:

                  1. All of the Preliminary Statements are true and correct and, by this reference, republished and confirmed.

                  2. The Credit Agreement is amended as follows:

                  A.       Definitions
                           -----------

                           (i) The term "Loan Documents" is deleted in its entirety and the following substituted in place thereof:

                                    "Loan Documents" means the Agreement, the First Amendment to Credit Agreement, the Note, the Second Note, the Collateral Documents and any other documents signed pursuant to or in connection with the foregoing.

                           (ii)     "Second Commitment Amount" means
                                    $2,250,000.00,

                           (iii)    "Second Commitment" - See Section 2.6

                           (iv)     "Second Loan" means the loan of
                                    $2,250,000.00 from the Bank to the Borrower.

                           (v) "Second Termination Date" means October 31, 1998 unless terminated earlier as provided in this Agreement.

                   B.       Section 2 Commitment of the Bank
                                      ----------------------

                           (i)      The following is added to Section Z:

                                    SECTION 2.6 Second Commitment. On and
                                    subject to the terms and conditions of this Agreement, the Bank agrees to make a loan to the Borrower ("Second Loan") in the principal amount of $2,250,000.00 the foregoing commitment of the Bank to make the Second Loan is herein called the "Second Commitment".

                                    SECTION 2.7 Second Loan Request. The
                                    Borrower shall give the Bank notice of the proposed borrowing by 11:00 am., Chicago time, at least one Banking Day prior to the proposed date of such borrowing subject to receipt by the Bank of the documents required under Section 3 of this Amendment with respect to such borrowing and the satisfaction of all other conditions precedent to such borrowing, on the requested funding date, the Bank shall, as authorized by the Borrower, pay over such funds by wire transfer on the Borrower's behalf to the Borrower's account to be designated by the Borrower in accordance with the Bank's wire transfer procedures.

                                    SECTION 2.8 Conditions. Notwithstanding any other provision of this Agreement, the Bank shall not have any obligation to make the Second Loan hereunder (a) if the conditions to the making of such Second Loan specified in Section 3 of this Amendment hereof have not been satisfied or (b) an Event of Default or Unmatured Event of Default exists or would result therefrom.

                                    SECTION 2.9 Facility Fee. The Borrower
                                    agrees to pay to the Bank a facility fee of $11,250.00 to be paid from the initial funding of the Second Loan.

                                    SECTION 2.10 Second Note. The Second Loan shall be evidenced by a promissory note (as amended, supplemented, replaced or otherwise modified from time to time, the "Second Note"), substantially in the form of Exhibit A, with appropriate insertions, payable to the order of the Bank on or be(pound)ore the Second Termination Date in an amount equal to the Second Commitment Amount (if, less, in the aggregate unpaid principal amount of the Second Loan).

                                    SECTION 2.11 Interest Payment Dates. Accrued interest on the Second Loan shall be payable monthly commencing September 30, 1997 and on the Second Termination Date.

                           C. Section 8.1 Events of Default and their Effect.

                           SECTION 8.1.9 is amended by deleting the period at the end thereof and adding thereto the following:

                                    "or in the event the Borrower
                                    is in default under either the
                                    Note or the Second Note."

                  D. Section 9 General add thereto Section 9.14 as follows:

                           SECTION 9.14. Repayment of the Loan Upon the payment in full of the Loan Upon the payment in full of the Loan (i.e. $6,000,000.00 plus accrued interest) (i) all of the terms and conditions of the Credit Agreement as amended hereby specifically applicable to the Loan, including, but not limited to, Section
                           8.1.10 and 9.12 shall terminate and be of no further force and effect and (ii) the Bank shall redeliver to the Pledgor all of the shares of the Borrower pledged to it by the Pledgor. It is understood that the Second Loan shall remain unsecured and all of the terms and conditions of this Agreement applicable to the Second Loan shall continue in full force and effect.

                  3. The obligation of the Bank to make and fund the Second Loan is subject to the following conditions, precedent or concurrent, that the Bank shall have received all of the following, each duly signed and dated as of the date hereof in form and substance satisfactory to the Bank.

                           (a) the First Amendment to Credit Agreement;

                           (b) the Second Note;

                           (c) Certificate of Corporate Resolutions and
                               Incumbency; and

                           (d) such other documents as the Bank may reasonably
                               require.

                  4. Except as amended hereby, all of the other terms and conditions of the Credit Agreement shall remain in full force and effect and be as binding on the Second Loan as if it has originally constituted part to the Credit Agreement; provided, however, in the event of any conflict, inconsistency or incongruity between the terms of the Credit Agreement and the terms of this Amendment, the terms of the Amendment shall govern and control.

                  5. This Agreement shall be governed by the laws of the State of Illinois.

                  IN WITNESS WHEREOF the parties hereto have signed this Amendment as of the day, month and year first above written.


                                           BANK:

                                           BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION


                                           By:
                                              -------------------------------

                                           Title:
                                              -------------------------------
                                                        Vice President

                                           BORROWER:

                                           AUDIO BOOK CLUB, INC.


                                           By:
                                              -------------------------------

                                           Title:
                                              -------------------------------
                                                          Chairman

                          CONTINUING UNLIMITED GUARANTY


In order to induce

                  BANK OF AMERICA NATIONAL TRUST
                    AND SAVINGS ASSOCIATION
                  231 South LaSalle Street
                  Chicago, Illinois 60697
                  (hereinafter called "Bank")

to make or continue a loan or loans to:

                  AUDIO BOOK CLUB, INC.,
                  a Florida corporation
                  (hereinafter called "Borrower"),

the undersigned (hereinafter called "Guarantor") hereby unconditionally guarantees to Bank and to its participants, indorsees, successors or assigns the full and prompt payment, whether at stated maturity, upon acceleration or otherwise, of all principal, interest and other monies, if any, due the Bank under that certain Promissory Note--Stated Rate of even date herewith in the original principal amount of $2,250,000.00; PROVIDED, HOWEVER, anything in this guaranty to the contrary notwithstanding, this guaranty shall only become operative upon the occurrence of any one of the following events:

                  a. Failure of Borrower to repay the indebtedness evidenced by the Note at maturity (whether as scheduled or upon acceleration);

                  b. Death of Guarantor in which event his estate shall be liable under this Guaranty as if estate (by his personal representative) had been a party to this Guaranty on the date hereof; provided, however, Guarantor's death shall not constitute an Event of Default under the Loan Documents.

                  The Guarantor further agrees as follows:

                  Section 1. Indebtedness Guaranteed. The word, "Indebtedness", is used herein to include only all payments of principal, interest and other monies, if any, due under that certain Promissory Note - Stated Rate in the principal amount of $2,250,000.00 dated as of August 2, 1997 and all subsequent amendments thereto (all such documents are hereafter referred to collectively as the "Loan Agreements" whether such Indebtedness may be or hereafter become unenforceable by virtue of any exculpatory provision in any instrument evidencing or securing said Indebtedness, or otherwise be unenforceable, TOGETHER WITH all costs and expenses, including reasonable attorneys' fees, incurred by Bank in enforcing or collecting said Indebtedness.

                  Section 2. Continuing Guaranty. This is a continuing unlimited guarantee relating to said Indebtedness, including that arising under subsequent or successive transactions which shall either continue, reduce or increase the Indebtedness. This Guaranty may not be revoked, terminated, rescinded, or avoided by Guarantor and shall continue in full force until all of the Indebtedness has been paid in full and completely discharged and satisfied notwithstanding any future changes in condition (including, without limitation, any change of law or any invalidity of, or irregularity with respect to, any Indebtedness of Borrower or any other Guarantor to Bank. The Guarantor knowingly accepts the full range of risk encompassed within a contract of "continuing guarantee," including, without limitation, the possibility that Borrower will incur obligations for which the Guarantor will be liable under this Guaranty after Borrower's financial condition or ability to pay its lawful debts when they fall due has deteriorated.

                  Section 3. Unconditional Guaranty. Guarantor guarantees that the Indebtedness will be paid strictly in accordance with the terms of the Loan Agreements, or any of them, and the terms of the Loan Agreements will be performed regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Bank with respect thereto. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                           (i) any lack of validity or enforceability of the
                  Indebtedness because the act creating the Indebtedness is or is alleged to be ultra vires or the person signing the Loan Agreements for Borrower acted, or is alleged to have acted, in excess of his authority; or

                           (ii) any change in the time, manner or place of
                  payment, or in any other term, of all or any part of the Indebtedness, or any other amendment or waiver of or any consent to departure from any of the terms and conditions of the Loan Agreements or any of them; or

                           (iii) any release or amendment or waiver of or
                  consent to departure from any other guarantee for all or any part of the Indebtedness; or

                           (iv) the existence of any other guarantee for the
                  Indebtedness; or

                           (v) any release of any one or more guarantors liable
                  for the Indebtedness whether or not Bank specifically reserves its rights against Guarantor or any other unreleased guarantor; or

                           (vi) any prohibition against Bank from seeking
                  payment of the Indebtedness from Borrower upon the filing of a voluntary or involuntary petition under the Bankruptcy Code; or

                           (vii) the fact that Guarantor may have signed and
                  delivered this Guaranty prior or subsequent to the signing and delivery by Borrower to Bank of the Loan Agreements or any of them or prior or subsequent to Borrower's incurring any Indebtedness to Bank; or

                           (viii) the fact that the person signing as Borrower
                  under any instrument or document evidencing or securing the Indebtedness does so in the capacity of a trustee or may have limited or no personal liability under such instrument or document.

                  Section 4. Independent Obligation. The obligations hereunder are independent of the obligations of Borrower to Bank. A separate action or actions may be brought and prosecuted against Guarantor at any time after the occurrence of an Event of Default, whether action is brought against Borrower or whether Borrower be joined in any such action. Guarantor waives the benefit of any statute of limitations affecting his liability hereunder or the enforcement thereof.

                  Section 5. Authority of Bank. Guarantor authorizes Bank from time to time to: (a) renew, amend, compromise, extend, accelerate, or otherwise change the time for payment or any other term of the Indebtedness or any part thereof, including increasing or decreasing the rate of interest thereon or otherwise change, waive, suspend, cancel, or compromise any of the terms or provisions of any instrument or agreement evidencing, securing, guaranteeing, or describing the Indebtedness or any part thereof; (b) take and hold security (whether real or personal property) for the payment under this Guaranty and/or of the Indebtedness hereby guaranteed and, with or without consideration, exchange, subordinate, enforce, compromise, waive, and release any and/or all such security and/or any interest in same; (c) apply any security for the Indebtedness and direct the order or manner of sale thereof as Bank in its discretion may determine; (d) release, substitute, or make a settlement with any one or more of the indorsers or guarantors of the Indebtedness with or without specifically reserving its rights against any such indorsers or guarantees not so released, substituted for or settled with; (e) exercise or decline to exercise any rights or remedies available to it under the Loan Agreements; and
(f) assign, in whole or in part, any instrument evidencing, securing, guaranteeing or describing the Indebtedness. Guarantor acknowledges that nothing in this Section 5 or otherwise in this Guaranty shall obligate Bank to take property, whether real or personal, as security for the Indebtedness or, if it does, to perfect or continue perfection of, a security interest in, or lien or encumbrance on same or to protect, secure or insure such collateral or to otherwise deal with it in any particular way.

                  Section 6. Exercise of Rights. Guarantor acknowledges and agrees that, prior to Bank's exercising any rights or remedies against Guarantor hereunder or in connection with the Indebtedness, Bank shall have no obligation, liability or need to: (a) prosecute collection or seek to enforce or resort to any remedies against Borrower or any other party liable to Bank on account of Borrower's Indebtedness to Bank or any guarantee thereof; (b) proceed against or exhaust any security for the Indebtedness of Borrower and/or of Guarantor to Bank; or (c) pursue any other remedy given Bank under the Loan Agreement, by law or otherwise. Until all Indebtedness of Borrower to Bank shall have been paid in full, Guarantor shall have no right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of Bank against the Borrower and he waives any right to enforce any remedy which Bank now has or may hereafter have against Borrower, any benefit of and any right to participate in any security for the Indebtedness now or hereafter held by Bank, and any right to set off against the proceeds from the sale of any collateral given by Borrower or any guarantor as security for the Indebtedness of Borrower to Bank.

                  Section 7. Waiver. Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notices of dishonor in connection with the Indebtedness or any part thereof and/or any instruments evidencing same, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Indebtedness of Borrower to Bank. Guarantor waives any right or claim of right to cause a marshaling of Borrower's assets or to require Bank to proceed against Guarantor or any other guarantors of the Indebtedness of Borrower to Bank in any particular order. Bank has the right to take action against one or more of guarantors of the Indebtedness of Borrower to Bank without in any manner affecting the obligations of any other guarantors not then being proceeded against. No delay on the part of the Bank in the exercise of any right, power or privilege under the Loan Agreements or under this Guaranty shall operate as a waiver of any such privilege, power or right. Nothing in this Section 7 shall be deemed a waiver by Guarantor of any notice required by any of the Loan Agreements.

                  Section 8. Subordination. Any obligation of Borrower now or hereafter held by Guarantor shall be subordinate to the Indebtedness of Borrower to Bank and no such obligations shall be paid in whole or in part so long as there exists any Indebtedness of Borrower to Bank; provided, however, anything in this Guaranty to the contrary notwithstanding, the N. Herrick Irrevocable ABC Trust shall have the right to convert the Borrower's indebtedness to it of $5,975,200.00 into equity in the Borrower in the event the Borrower "goes public". If Bank so requests, or in the event

Guarantor otherwise receives anything of value from or on behalf of Borrower as the result of its obligation to Guarantor, any such obligation shall be collected, enforced, and received by Guarantor as trustee for Bank and shall be paid over to Bank on account of the Indebtedness of Borrower to Bank without reducing or affecting in any manner the liability of Guarantor under the provisions of this Guaranty.

                  Section 9. Reinstatement of Amount Guaranteed. Bank shall be under no obligation to marshal any assets in favor of the Guarantor or against, or in payment or performance of, any or all of the Indebtedness or any other obligations guaranteed by this Guaranty. If all or any part of any payment to or for the benefit of Bank in respect to the Indebtedness shall be invalidated, declared to be fraudulent or preferential, set aside or required for any reason to be repaid or paid over to a trustee, receiver or other person under any insolvency law or any other law or rule of equity, to the extent of payment or repayment, the indebtedness (or the part thereof) intended to have been satisfied shall be revived and continued in full force and effect as if that payment had not been made, and the Guarantor shall be primarily liable for that obligation.

                  Section 10. Default. Upon the occurrence and continuation of any Event of Default (after the expiration of any grace period) under any of the Loan Agreements, then all or any part of the Indebtedness of Borrower to Bank, whether direct or contingent, matured or unmatured, and of every kind and description, shall, without notice to or demand upon Guarantor, at the option of Bank, become immediately due and payable and Guarantor shall, upon demand of Bank, forthwith pay same to Bank.

                  Section 11. Authority of Borrower. Guarantor agrees that if Borrower is a corporation, a partnership or a trust, Bank need not inquire into the power or authority of Borrower or of the officers, directors, partners, trustees or agents acting or purporting to act on behalf thereof; any Indebtedness made or created in the professed exercise of such power or authority by Borrower or by any officers, partners, directors, or trustees or agents thereof is guaranteed hereunder.

                  Section 12. Interest. Notwithstanding any provisions herein or in the Loan Agreements, the total liability hereunder for payments in the nature of interest shall not exceed a rate equal to the maximum rate for loans allowed by law.

                  Section 13. Attorneys' Fees. In the event of any enforcement action or litigation involving this guaranty, the prevailing party shall be entitled to collect reasonable attorneys' fees and costs.

                  Section 14. Acknowledgments of Guarantor. Guarantor (including any married person) acknowledges that (i) he shall be benefitted by the credit being extended, renewed or modified by Bank to Borrower; (ii) both Borrower and himself are solvent and the signing and delivery of this Guaranty will not cause Guarantor to become insolvent, as such term is defined in the Bankruptcy Code or to be left with unreasonably small capital; (iii) he is meeting his current obligations as they mature; (iv) he has signed this Guaranty in order to induce Bank to make, renew or modify the Loan to Borrower heretofore described. Guarantor further acknowledges that, but for the signing and delivery of this Guaranty, the Loan would not have been made, renewed or modified and that Bank is relying and shall continue to rely on this Guaranty and on the financial worth of the Guarantor either individually or jointly with another, whether such other person is a guarantor or not, when making any advances under the Loan Agreements; (v) there are no conditions to the full effectiveness of the Guaranty other than those expressly set forth in this Guaranty; and (vi) he assumes full responsibility for, obtaining any additional information concerning Borrower's financial condition as he may deem material to his obligations under the Guaranty and he is not relying upon, nor expecting Bank to furnish him with any information in Bank's possession concerning Borrower's financial condition. This Guaranty shall, without further reference or assignment, pass to, and may be relied upon and enforced by, any successor or participant or assignee of Bank in connection with any Indebtedness of Borrower and/ or of Guarantor to Bank.

                  Section 15. Financial Covenants. The Guarantor warrants and represents that, as of the date of signing and delivery of this Guaranty, the most recent financial statements that it has furnished to the Bank are materially accurate and complete, and there has been no material adverse change in his financial condition since the date of those financial statements; no undischarged judgments are pending against him; no federal or state tax liens have been filed or threatened against him and he is not in default or claimed default under any agreement for borrowed money. Within seventy-five (75) days of the end of each calendar year, Guarantor shall deliver to the Bank his personal financial statement, including balance sheet and statement of cash flow; on or before October 30th each year, his federal income tax return; and quarterly, a statement that the Guarantor and his "related companies" are maintaining unencumbered liquidity (cash and marketable securities with a minimum value of at lease $15.00 per share) of at least $10,000,000.00. As used herein, the term "related companies" means those companies which are owned 99% or more by Guarantor and which have no debt. Guarantor agrees to comply with the terms of this Section 15 even before this Guaranty becomes operative.

                  Section 16. Governing Law. This Guaranty shall, for all purposes, be governed by and construed in accordance with the laws of the State of Illinois [except as to interest rates or other terms of lending which are or may be governed by the laws of the United States] and shall be deemed to be in addition and cumulative to, and not in substitution of, any other agreements, including, but not limited to, any other guarantees, executed by Guarantor in favor of Bank.

                  Section 17. Rules of Interpretation. Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Words importing the singular number shall include the plural number and vice versa, unless the context shall otherwise indicate. If there is more than one person, whether natural or artificial, who either signs this Guaranty or signs a separate guarantee of the Indebtedness of Borrower to Bank in connection with the Loan Agreements, then each such guarantor shall be jointly and severally liable with every other guarantor for the obligations and Indebtedness of Borrower to Bank. This Guaranty shall be binding upon Guarantor and his heirs, personal representatives, successors and permitted assigns. This Guaranty is in addition to, and not in substitution of or in reduction of, any other Guaranty by Guarantor or any other Guarantor which may now or hereafter exist in favor of Bank.

                  Section 18. Jurisdiction. Without limiting the right of the Lender to bring any action or proceeding against the Guarantor or against property of the Guarantor arising out of or relating to any Obligation or this Guaranty (an "Action") in the courts of other jurisdictions, the Guarantor hereby irrevocably submits to the jurisdiction of any Illinois State or Federal Court sitting in Chicago, Illinois and the Guarantor hereby irrevocably agrees that any Action may be heard and determined in such Illinois State court or in such Federal court. The Guarantor hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. The Guarantor hereby irrevocably agrees that the summons and complaint or any other process in any Action in any jurisdiction may be served by mailing to the address set forth below or by hand delivery to a person of suitable age and discretion at the address set forth below. Such service will be complete on the date such process is so mailed or delivered, and the Guarantor will have thirty days from such completion of service in which to respond in the manner provided by law. The Guarantor may also be served in any other manner permitted by law, in which event the Guarantor's time to respond shall be the time provided by law.

                  Section 19. Waiver of Jury Trial. NEITHER THE GUARANTOR NOR BANK (NOR ANY OF THEIR RESPECTIVE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS, OR ASSIGNS) SHALL SEEK A JURY TRIAL IN ANY ACTION BASED UPON OR ARISING OUT OF OR OTHERWISE RELATING TO THIS GUARANTY, THE INDEBTEDNESS, ANY OF THE LOAN DOCUMENTS OR ANY RELATED INSTRUMENT OR AGREEMENT, ANY COLLATERAL FOR THE INDEBTEDNESS OR FOR THE OBLIGATIONS OF ANY GUARANTOR OR ANY OTHER GUARANTOR, OR THEIR DEALINGS OR RELATIONSHIPS WITH EACH OTHER.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR AND BANK, AND EACH OF THEM, IRREVOCABLY AND EXPRESSLY WAIVE ANY AND ALL RIGHT TO ANY SUCH JURY TRIAL AND AGREE THAT NO SUCH ACTION FOR WHICH ANY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THIS SECTION HAS BEEN FULLY DISCUSSED BY THE GUARANTOR AND BANK, EACH OF WHOM HAS BEEN REPRESENTED BY COUNSEL, AND THIS SECTION SHALL NOT BE SUBJECTED TO ANY EXCEPTIONS.

                  Section 20. Non-Survival. Anything in this Guaranty to the contrary notwithstanding upon the payment to the Bank in full of all principal, interest or other monies, if any, due under the Promissory Note--Stated Rate, this Guaranty shall automatically terminate and be on no further force or effect and shall be returned by the Bank to the Guarantor.

                  Section 21. Additional Guaranty,. THIS GUARANTY IN ADDITION TO AND IN SUBSTITUTION OF THAT CERTAIN CONTINUING UNLIMITED GUARANTY, DATED AS OF MAY 8, 1997 WHICH SHALL REMAIN IN FULL FORCE AND EFFECT AND IN NO WAY BE AFFECTED BY THIS GUARANTY.

                  IN WITNESS WHEREOF, the undersigned has signed and delivered this Guaranty as of the 2nd day of August, 1997.


                                                     GUARANTOR:


                                                     --------------------------
                                                     NORTON HERRICK
                                                     2295 Corporate Blvd., #222
                                                     Boca Raton, FL 33431

STATE OF NEW JERSEY )
                    ) ss:
COUNTY OF MORRIS    )

                  The foregoing instrument was acknowledged before me this 2nd day of August, 1997 by NORTON HERRICK. He is personally known to me or produced his driver's license as identification.



                                             ----------------------------------
                                             NOTARY PUBLIC

                                             Print Name:
                                                        -----------------------

                                             My Commission No.:
                                                               ----------------

                                             My Commission Expires:
                                                                   ------------

                                SECOND AMENDMENT
                                       TO
                                CREDIT AGREEMENT


                  THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated this 16 day of September, 1997 by and between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank") successor by merger to Bank of America Illinois; and AUDIO BOOK CLUB, INC., a Florida corporation ("Borrower").

                             Preliminary Statements

                  A. The Bank and the Borrower entered into that certain Credit Agreement, dated as of May 8, 1997 ("Credit Agreement") by which the Bank subject to the terms thereof agreed to make a term loan of $6,000,000.00 to the Borrower ("Loan").

                  B. Pursuant to the terms of the Credit Agreement, the Borrower signed and delivered to the Bank that certain Promissory Note - Stated Rates, dated as of May 8, 1997 in the original principal amount of $6,000,000.00 ("Note").

                  C. As a condition precedent to the effectiveness of the Credit Agreement, HOWARD EVAN HERRICK TRUSTEE OF THE N. NORTON IRREVOCABLE TRUST ("Pledgor") signed and delivered to the Bank that certain Pledge Agreement, dated as of May 8, 1997 by which the Pledgor pledged to the Bank 140 shares of stock in the Borrower as security for the repayment of the Loan and performance of the Borrower's other obligations to the Bank under the terms of the Credit Agreement.

                  D. The number of shares of the Borrower pledged to the Bank was, with the Bank's prior consent, reduced from 140 to 130 by letter agreement, dated July 25, 1997.

                  E. The Bank made an additional loan to the Borrower in the principal amount of $2,250,000.00 ("Second Loan") which was subject to the terms of the Credit Agreement.

                  F. The Borrower has again requested the Bank to make an additional loan of $750,000.00 ("Third Loan").

                  G. The Bank is agreeable to making the Third Loan but only upon the terms and conditions set forth in this Amendment.

                  IN CONSIDERATION OF THE Preliminary Statements and the following material covenants, the parties agree as follows:

                  1. All of the Preliminary Statements are true and correct and, by this reference, republished and confirmed.


                  2. The Credit Agreement is amended as follows:

                  A.       Definitions
                           -----------

                           (i) The term "Loan Documents" is deleted in its entirety and the following substituted in place thereof:

                                           "Loan Documents" means the
                                           Agreement, the First Amendment to
                                           Credit Agreement, the Second
                                           Amendment to Credit Agreement, the
                                           Note, the Second Note, the Third
                                           Note, the Collateral Documents and
                                           any other documents signed pursuant
                                           to or in connection with the
                                           foregoing.

                           (ii)    "Third Commitment Amount" means $750,000.00,

                          (iii) "Third Commitment" - See Section 2.12 of this Amendment.

                           (iv) "Third Loan" means the loan of $750,000.00 from the Bank to the Borrower.

                           (v) "Third Termination Date" means October 31, 1998 unless terminated earlier as provided in this Agreement.

                  B. Section 2  Commitment of the Bank

                           (i)     The following is added to Section 2:

                                   SECTION 2.12 Third Commitment. On and
                                   subject to the terms and conditions of this Agreement, the Bank agrees to make a loan to the Borrower in the principal amount of $750,000.00 ("Third Loan") the foregoing commitment of the Bank to make the Third Loan is herein called the "Third Commitment".

                                   SECTION 2.13 Third Loan Request. The Borrower shall give the Bank notice of the proposed borrowing by 11:00 am., Chicago time, at least one Banking Day prior to the proposed date of such borrowing. Subject to receipt by the Bank of the documents required under
                                    Section 3 of this Amendment with respect to such borrowing and the satisfaction of all other conditions precedent to such borrowing, on the requested funding date, the Bank shall, as authorized by the Borrower, pay over such funds by wire transfer on the Borrower's behalf to the Borrower's account to be designated by the Borrower in accordance with the Bank's wire transfer procedures.

                                    SECTION 2.14 Conditions. Notwithstanding any other provision of this Amendment, the Bank shall not have any obligation to make the Third Loan hereunder (a) if the conditions to the making of the Third Loan specified in
                                    Section 3 of this Amendment have not been satisfied or (b) an Event of Default or Unmatured Event of Default exists or would result therefrom.

                                    SECTION 2.15 Facility Fee. The Borrower
                                    agrees to pay to the Bank a facility fee of $3,750.00 to be paid from the initial funding of the Third Loan.

                                    SECTION 2.16 Third Note. The Third Loan
                                    shall be evidenced by a promissory note (as amended, supplemented, replaced or otherwise modified from time to time, the "Third Note"), substantially in the form of Exhibit A, to the Second Amendment to Credit Agreement with appropriate insertions, payable to the order of the Bank on or before the Third Termination Date in an amount equal to the Third Commitment Amount (or, if less, in the aggregate unpaid principal amount of the Third Loan).

                                    SECTION 2.17 Interest Payment Dates. Accrued interest on the Third Loan shall be payable monthly commencing September 30, 1997 and on the Third Termination Date.

                  C.       Section 6.4 The following shall be added to Section
                           6.4.

                           "The Borrower may repay any loans from Norton Herrick and/or the N. Herrick Irrevocable ABC Trust to the Borrower provided the loans were made to the Borrower after May 8, 1997 and the funds to repay such loans are not the proceeds of any bank loan obtained by the Borrower after May 8, 1997. Further, the Borrower may repay loans from Michael Herrick and/or the M.E. Herrick Irrevocable Trust and Howard Herrick to the Borrower provided the repayments do not exceed in the aggregate $800,000.00 which $750,000.00 may be the proceeds of the Third Loan."

                  D. Section 8.1 Events of Default and their Effect.

                           SECTION 8.1.9 is amended by deleting the following:

                                    "or in the event the Borrower is in default under either the Note or the Second Note.

                   and adding in place thereof the following;

                                    "or in the event the Borrower is in default under the Note, the Second Note or the Third Note."

                  3. The obligation of the Bank to make and fund the Third Loan is subject to the following conditions, precedent or concurrent, that the Bank shall have received all of the following, each duly signed and dated as of the date hereof in form and substance satisfactory to the Bank.

                           (a)      the Second Amendment to Credit Agreement;

                           (b)      the Third Note;

                           (c) Certificate of Corporate Resolutions and incumbency; and

                           (d) such other documents as the Bank may reasonably require.

                  4. Except as amended hereby, all of the other terms and conditions of the Credit Agreement shall remain in full force and effect and be as applicable to the Third Loan as if it has originally constituted part of the Credit Agreement; provided, however, in the event of any conflict, inconsistency or incongruity between the terms of the Credit Agreement and the terms of this Amendment, this terms of the Amendment shall govern and control.

                  5. This Agreement shall be governed by the laws of the State of Illinois.

                  IN WITNESS WHEREOF the parties hereto have signed this Amendment as of the day, month and year first above written.

                                                  BANK:

                                                  BANK OF AMERICA NATIONAL TRUST
                                                  AND SAVINGS ASSOCIATION

                                                  By:
                                                     ---------------------------

                                                  Title:
                                                        ------------------------
                                                            Vice President



                                                  BORROWER:

                                                  AUDIO BOOK CLUB, INC.

                                                  By:
                                                     ---------------------------

                                                  Title:
                                                        ------------------------
                                                              Chairman

                          CONTINUING UNLIMITED GUARANTY

In order to induce

                  BANK OF AMERICA NATIONAL TRUST
                    AND SAVINGS ASSOCIATION
                  231 South LaSalle Street
                  Chicago, Illinois 60697
                  (hereinafter called "Bank")

to make or continue a loan or loans to:

                  AUDIO BOOK CLUB, INC.,
                  a Florida corporation
                  (hereinafter called "Borrower"),

the undersigned (hereinafter called "Guarantor") hereby unconditionally guarantees to Bank and to its participants, indorsees, successors or assigns the full and prompt payment, whether at stated maturity upon acceleration or otherwise, of all principal, interest and other monies, if any, due the Bank under that certain Third Promissory Note -- Stated Rate of even date herewith in the original principal amount of $750,000.00; PROVIDED, HOWEVER, anything in this Guaranty to the contrary notwithstanding, this Guaranty shall only become operative upon the occurrence of any one of the following events:

                  a. Failure of Borrower to repay the indebtedness evidenced by the Note at maturity (whether as scheduled or upon acceleration);

                  b. Death of Guarantor in which event his estate shall be liable under this Guaranty as if estate (by his personal representative) had been a party to this Guaranty on the date hereof; provided, however, Guarantor's death shall not constitute an Event of Default under the Loan Documents.

                  The Guarantor further agrees as follows:

                  Section 1. Indebtedness Guaranteed. The word, "Indebtedness", is used herein to include only all payments of principal, interest and other monies, if any, due under that certain Third Promissory Note -- Stated Rate in the principal amount of $750,000.00 dated as of the date hereof and all subsequent amendments thereto (all such documents are hereafter referred to collectively as the "Loan Agreements" whether such Indebtedness may be or hereafter become unenforceable by virtue of any exculpatory provision in any instrument evidencing or securing said Indebtedness, or otherwise be unenforceable, TOGETHER WITH all costs and expenses, including reasonable attorneys' fees, incurred by Bank in enforcing or collecting said Indebtedness.

                  Section 2. Continuing Guaranty. This is a continuing unlimited guarantee relating to said Indebtedness, including that arising under subsequent or successive transactions which shall either continue, reduce or increase the Indebtedness. This Guaranty may not be revoked, terminated, rescinded, or avoided by Guarantor and shall continue in full force until all of the Indebtedness has been paid in full and completely discharged and satisfied notwithstanding any future changes in condition (including, without limitation, any change of law or any invalidity of, or irregularity with respect to, any Indebtedness of Borrower or any other Guarantor to Bank). The Guarantor knowingly accepts the full range of risk encompassed within a contract of "continuing guarantee," including, without limitation, the possibility that Borrower will incur obligations for which the Guarantor will be liable under this Guaranty after Borrower's financial condition or ability to pay its lawful debts when they fall due has deteriorated.

                  3. Unconditional Guaranty. Guarantor guarantees that the Indebtedness will be paid strictly in accordance with the terms of the Loan Agreements, or any of them, and the terms of the Loan Agreements will be performed regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Bank with respect thereto. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                           (i) any lack of validity or enforceability of the
                  Indebtedness because the act creating the Indebtedness is or is alleged to be ultra vires or the person signing the Loan Agreements for Borrower acted, or is alleged to have acted, in excess of his authority; or

                           (ii) any change in the time, manner or place of
                  payment, or in any other term, of all or any part of the Indebtedness, or any other amendment or waiver of or any consent to departure from any of the terms and conditions of the Loan Agreements or any of them; or

                           (iii) any release or amendment or waiver of or consent to departure from any other guarantee for all or any part of the Indebtedness; or

                           (iv) the existence of any other guarantee for the Indebtedness; or

                           (v) any release of any one or more guarantors liable
                  for the Indebtedness whether or not Bank specifically reserves its rights against Guarantor or any other unreleased guarantor; or

                           (vi) any prohibition against Bank from seeking
                  payment of the Indebtedness from Borrower upon the filing of a voluntary or involuntary petition under the Bankruptcy Code; or

                           (vii) the fact that Guarantor may have signed and
                  delivered this Guaranty prior or subsequent to the signing and delivery by Borrower to Bank of the Loan Agreements or any of them or prior or subsequent to Borrower's incurring any Indebtedness to Bank; or

                           (viii) the fact that the person signing as Borrower
                  under any instrument or document evidencing or securing the Indebtedness does so in the capacity of a trustee or may have limited or no personal liability under such instrument or document.

                  Section 4. Independent Obligation. The obligations hereunder are independent of the obligations of Borrower to Bank. A separate action or actions may be brought and prosecuted against Guarantor at any time after the occurrence of an Event of Default, whether action is brought against Borrower or whether Borrower be joined in any such action. Guarantor waives the benefit of any statute of limitations affecting his liability hereunder or the enforcement thereof.

                  Section 5. Authority of Bank. Guarantor authorizes Bank from time to time to: (a) renew, amend, compromise, extend, accelerate, or otherwise change the time for payment or any other term of the Indebtedness or any part thereof, including increasing or decreasing the rate of interest thereon or otherwise change, waive, suspend, cancel, or compromise any of the terms or provisions of any instrument or agreement evidencing, securing, guaranteeing, or describing the Indebtedness or any part thereof; (b) take and hold security (whether real or personal property) for the payment under this Guaranty and/or of the Indebtedness hereby guaranteed and, with or without consideration, exchange, subordinate, enforce, compromise, waive, and release any and/or all such security and/or any interest in same; (c) apply any security for the Indebtedness and direct the order or manner of sale thereof as Bank in its discretion may determine; (d) release, substitute, or make a settlement with any one or more of the indorsers or guarantors of the Indebtedness with or without specifically reserving its rights against any such indorsers or guarantors not so released, substituted for or settled with; (e) exercise or decline to exercise any rights or remedies available to it under the Loan Agreements; and
(f) assign, in whole or in part, any instrument evidencing, securing, guaranteeing or describing the Indebtedness. Guarantor acknowledges that nothing in this Section 5 or otherwise in this Guaranty shall obligate Bank to take property, whether real or personal, as security for the Indebtedness or, if it does, to perfect or continue perfection of, a security interest in, or lien or encumbrance on same or to protect, secure or insure such collateral or to otherwise deal with it in any particular way.

                  Section 6. Exercise of Rights. Guarantor acknowledges and agrees that, prior to Bank's exercising any rights or remedies against Guarantor hereunder or in connection with the Indebtedness, Bank shall have no obligation, liability or need to: (a) prosecute collection or seek to enforce or resort to any remedies against Borrower or any ocher party liable to Bank on account of Borrower's Indebtedness to Bank or any guarantee thereof; (b) proceed against or exhaust any security for the Indebtedness of Borrower and/or of Guarantor to Bank; or (c) pursue any other remedy given Bank under the Loan Agreements, by law or otherwise. Until all Indebtedness of Borrower to Bank shall have been paid in full, Guarantor shall have no right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of Bank against the Borrower and he waives any right to enforce any remedy which Bank now has or may hereafter have against Borrower, any benefit of and any right to participate in any security for the Indebtedness now or hereafter held by Bank, and any right to set off against the proceeds from the sale of any collateral given by Borrower or any guarantor as security for the Indebtedness of Borrower to Bank.

                  Section 7. Waiver. Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notices of dishonor in connection with the Indebtedness or any part thereof and/or any instruments evidencing same, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Indebtedness of Borrower to Bank. Guarantor waives any right or claim of right to cause a marshaling of Borrower's assets or to require Bank to proceed against Guarantor or any other guarantors of the Indebtedness of Borrower to Bank in any particular order. Bank has the right to take action against one or more of guarantors of the Indebtedness of Borrower to Bank without in any manner affecting the obligations of any other guarantors not then being proceeded against. No delay on the part of Bank in the exercise of any right, power or privilege under the Loan Agreements or under this Guaranty shall operate as a waiver of any such privilege, power or right. Nothing in this Section 7 shall be deemed a waiver by Guarantor of any notice required by any of the Loan Agreements.

                  Section 8. Subordination. Any obligation of Borrower now or hereafter held by Guarantor shall be subordinate to the Indebtedness of Borrower to Bank and no such obligations shall be paid in whole or in part so long as there exists any Indebtedness of Borrower to Bank; provided, however, anything in this Guaranty to the contrary notwithstanding, the N. Herrick Irrevocable ABC Trust shall have the right to convert the Borrower's indebtedness to it of $5,975,200.00 into equity in the Borrower in the event the Borrower "goes public". If Bank so requests, or in the event Guarantor otherwise receives anything of value from or on behalf of Borrower as the result of its obligation to Guarantor, any such obligation shall be collected, enforced, and received by Guarantor as trustee for Bank and shall be paid over to Bank on account of the Indebtedness of Borrower to Bank without reducing or affecting in any manner the liability of Guarantor under the provisions of this Guaranty.

                  Section 9. Reinstatement of Amount Guaranteed. Bank shall be under no obligation to marshal any assets in favor of the Guarantor or against, or in payment or performance of, any or all of the Indebtedness or any other obligations guaranteed by this Guaranty. If all or any part of any payment to or for the benefit of Bank in respect of the Indebtedness shall be invalidated, declared to be fraudulent or preferential, set aside or required for any reason to be repaid or paid over to a trustee, receiver or other person under any insolvency law or any other law or rule of equity, to the extent of payment or repayment, the Indebtedness (or the part thereof) intended to have been satisfied shall be revived and continued in full force and effect as if that payment had not been made, and the Guarantor shall be primarily liable for that obligation.

                  Section 10. Default. Upon the occurrence and continuation of any Event of Default (after the expiration of any grace period) under any of the Loan Agreements, then all or any part of the Indebtedness of Borrower to Bank, whether direct or contingent, matured or unmatured, and of every kind and description, shall, without notice to or demand upon Guarantor, at the option of Bank, become immediately due and payable and Guarantor shall, upon demand of Bank, forthwith pay same to Bank.

                  Section 11. Authority of Borrower. Guarantor agrees that if Borrower is a corporation, a partnership or a trust, Bank need not inquire into the power or authority of Borrower or of the officers, directors, partners, trustees or agents acting or purporting to act on behalf thereof; any Indebtedness made or created in the professed exercise of such power or authority by Borrower or by any officers, partners, directors, trustees or agents thereof is guaranteed hereunder.

                  Section 12. Interest. Notwithstanding any provisions herein or in the Loan Agreements, the total liability hereunder for payments in the nature of interest shall not exceed a rate equal to the maximum rate for loans allowed by law.

                  Section 13. Attorneys' Fees. In the event of any enforcement action or litigation involving this Guaranty, the prevailing party shall be entitled to collect reasonable attorneys' fees and costs.

                  Section 14. Acknowledgments of Guarantor. Guarantor (including any married person) acknowledges that (i) he shall be benefitted by the credit being extended, renewed or modified by Bank to Borrower; (ii) both Borrower and himself are solvent and the signing and delivery of this Guaranty will not cause Guarantor to become insolvent, as such term is defined in the Bankruptcy Code or to be left with unreasonably small capital; (iii) he is meeting his current obligations as they mature; (iv) he has signed this Guaranty in order to induce Bank to make, renew or modify the Loan to Borrower heretofore described. Guarantor further acknowledges that, but for the signing and delivery of this Guaranty, the Loan would not have been made, renewed or modified and that Bank is relying and shall continue to rely on this Guaranty and on the financial worth of the Guarantor either individually or jointly with another, whether such other person is a guarantor or not, when making any advances under the Loan Agreements; (v) there are no conditions to the full effectiveness of the Guaranty other than those expressly set forth in this Guaranty; and (vi) he assumes full responsibility for, obtaining any additional information concerning Borrower's financial condition as he may deem material to his obligations under the Guaranty and he is not relying upon, nor expecting Bank to furnish him with any information in Bank's possession concerning Borrower's financial condition. This Guaranty shall, without further reference or assignment, pass to, and may be relied upon and enforced by, any successor or participant or assignee of Bank in connection with any Indebtedness of Borrower and/or of Guarantor to Bank.

                  Section 15. Financial Covenants. The Guarantor warrants and represents that, as of the date of signing and delivery of this Guaranty, the most recent financial statements that it has furnished to the Bank are materially accurate and complete, and there has been no material adverse change in his financial condition since the date of those financial statements; no undischarged judgments are pending against him; no federal or state tax liens have been filed or threatened against him and he is not in default or claimed default under any agreement for borrowed money. Within seventy-five (75) days of the end of each calendar year, Guarantor shall deliver to the Bank his personal financial statement, including balance sheet and statement of cash flow; on or before October 30th each year, his federal income tax return; and quarterly, a statement that the Guarantor and his "related companies" are maintaining unencumbered liquidity (cash and marketable securities with a minimum value of at least $15.00 per share) of at least $10,000,000.00. As used herein, the term "related companies" means those companies which are owned 99% or more by Guarantor and which have no debt. Guarantor agrees to comply with the terms of this Section 15 even before this Guaranty becomes operative.

                  Section 16. Governing Law. This Guaranty shall, for all purposes, be governed by and construed in accordance with the laws of the State of Illinois [except as to interest rates or other terms of lending which are or may be governed by the laws of the United States] and shall be deemed to be in addition and cumulative to, and not in substitution of, any other agreements, including, but not limited to, any other guarantees, executed by Guarantor in favor of Bank.

                  Section 17. Rules of Interpretation. Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Words importing the singular number shall include the plural number and vice versa, unless the context shall otherwise indicate. If there is more than one person, whether natural or artificial, who either signs this Guaranty or signs a separate guarantee of the Indebtedness of Borrower to Bank in connection with the Loan Agreements, then each such guarantor shall be jointly and severally liable with every other guarantor for the obligations and Indebtedness of Borrower to Bank. This Guaranty shall be binding upon Guarantor and his heirs, personal representatives, successors and permitted assigns. THIS GUARANTY IS IN ADDITION TO, AND NOT IN SUBSTITUTION OF OR IN REDUCTION OF, ANY OTHER GUARANTY BY GUARANTOR OR ANY OTHER GUARANTOR WHICH MAY NOW OR HEREAFTER EXIST IN FAVOR OF BANK.

                  Section 18. Jurisdiction. Without limiting the right of the Lender to bring any action or proceeding against the Guarantor or against property of the Guarantor arising out of or relating to any Obligation or this Guaranty (an "Action") in the courts of other jurisdictions, the Guarantor hereby irrevocably submits to the jurisdiction of any Illinois State or Federal Court sitting in Chicago, Illinois and the Guarantor hereby irrevocably agrees that any Action may be heard and determined in such Illinois State court or in such Federal court. The Guarantor hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. The Guarantor hereby irrevocably agrees that the summons and complaint or any other process in any Action in any jurisdiction may be served by mailing to the address set forth below or by hand delivery to a person of suitable age and discretion at the address set forth below. Such service will be complete on the date such process is so mailed or delivered, and the Guarantor will have thirty days from such completion of service in which to respond in the manner provided by law. The Guarantor may also be served in any other manner permitted by law, in which event the Guarantor's time to respond shall be the time provided by law.

                  Section 19. Waiver of Jury Trial. NEITHER THE GUARANTOR NOR BANK (NOR ANY-OF THEIR RESPECTIVE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS, OR ASSIGNS) SHALL SEEK A JURY TRIAL IN ANY ACTION BASED UPON OR ARISING OUT OF OR OTHERWISE RELATING TO THIS GUARANTY, THE INDEBTEDNESS, ANY OF THE LOAN DOCUMENTS OR ANY RELATED INSTRUMENT OR AGREEMENT, ANY COLLATERAL FOR THE

INDEBTEDNESS OR FOR THE OBLIGATIONS OF ANY GUARANTOR OR ANY OTHER GUARANTOR, OR THEIR DEALINGS OR RELATIONSHIPS WITH EACH OTHER. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR AND BANK, AND EACH OF THEM, IRREVOCABLY AND EXPRESSLY WAIVE ANY AND ALL RIGHT TO ANY SUCH JURY TRIAL AND AGREE THAT NO SUCH ACTION FOR WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THIS SECTION HAS BEEN FULLY DISCUSSED BY THE GUARANTOR AND BANK, EACH OF WHOM HAS BEEN REPRESENTED BY COUNSEL, AND THIS SECTION SHALL NOT BE SUBJECTED TO ANY EXCEPTIONS.

                  Section 20. Non-Survival. Anything in this Guaranty to the contrary notwithstanding upon the payment to the Bank in full of all principal, interest or other monies, if any, due under the Third Promissory Note--Stated Rate, this Guaranty shall automatically terminate and be of no further force or effect and shall be returned by the Bank to the Guarantor.

                  Section 21. Additional Guaranty. THIS GUARANTY IN ADDITION TO AND IN SUBSTITUTION OF THAT CERTAIN CONTINUING UNLIMITED GUARANTY, DATED AS OF MAY 8, 1997 AND CONTINUING UNLIMITED GUARANTY, DATED AS OF AUGUST 2, 1997 WHICH SHALL REMAIN IN FULL FORCE AND EFFECT AND IN NO WAY BE AFFECTED BY THIS GUARANTY.

                  IN WITNESS WHEREOF, the undersigned has signed and delivered this Guaranty as of the 16th day of September, 1997.


                                                    GUARANTOR:


                                                    ----------------------------
                                                    NORTON HERRICK
                                                    2295 Corporate Blvd., #222
                                                    Boca Raton, FL 33431

STATE OF NEW JERSEY)
                   )  SS.:
COUNTY OF MORRIS   )

                  The foregoing instrument was acknowledged before me this 16th day of September, 1997 by NORTON HERRICK. He is personally known to me or produced his driver's license as identification.


                                         ---------------------------------------
                                         NOTARY PUBLIC

                                         Print Name:
                                                    ----------------------------

                                         My Commission No.:
                                                           ---------------------

                                         My Commission Expires:
                                                               -----------------


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